Exhibit 10.12
FOURTH ADDENDUM TO ORITZ BUILDING OFFICE LEASE

All terms and conditions remain unchanged from Original Office Lease signed between Oritz Properties, Inc, a California corporation (“Landlord”) and Kindred Biosciences, Inc. (“Tenant”), except for the following:

Premises: Suite 200 / rentable area as 6,900 Square feet
Commencement Date: December 1, 2020
Base Rent: $3.11 per rentable square foot per month ($21,459.00/month)
Annual increases starting:
December 1, 2021 at $3.20 per sq ft ($22,080.00 per month)
December 1, 2022 at $3.30 per sq ft ($22,770.00 per month)

Termination Date: November 30, 2023
Additional Security deposit: $22,770.00 plus $250

All other terms and conditions of the Original Office Lease remain in full force and effect, and are extended throughout the extended Lease Term set forth above

Landlord: Oritz Properties, Inc. By: /s/ Vladimir Grave Its: Date: 9/25/2020	Tenant Kindred Biosciences, Inc. By: /s/ Wendy Wee Its: CFO Date: 9/24/20

ORITZ CORPORATION 1555 Bayshore Highway. Burlingame, CA 94010 · (650) 692-8000 ·FAX (650) 692-8055
www.oritzcorp.com